UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, the Board of Directors of Delta Air Lines, Inc. (“Delta”) approved certain amendments to Delta’s Bylaws primarily to update the procedural mechanics for stockholder nominations of directors to address matters relating to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to reflect certain recent changes to the Delaware General Corporation Law (the “DGCL”). The amendments to the Bylaws became effective immediately upon approval by the Board.

The amendments to the Bylaws, among other things:

•	Clarify the power of the Board to postpone, reschedule or cancel annual or special meetings of stockholders and modify the provisions relating to availability of lists of stockholders entitled to vote at stockholders meetings, in each case, to reflect recent amendments to the DGCL;
•	Require a stockholder submitting a nomination pursuant to Rule 14a-19 (i) to represent that it intends to comply with the minimum solicitation requirements of Rule 14a-19, and (ii) upon Delta’s request, to provide reasonable evidence that certain requirements of Rule 14a-19 have been met prior to the meeting of stockholders;
•	Require a stockholder who gave notice of any nomination or proposal to be brought before a meeting of stockholders to update and supplement such notice, if necessary, to ensure the information required by the advance notice bylaws remains accurate, and to require that any additional information requested by Delta pursuant to the advance notice bylaws must be delivered not later than five business days after any such request has been delivered;
•	Provide that the number of directors nominees that a stockholder may nominate for election at a meeting of stockholders may not exceed the number of directors to be elected at such meeting of stockholders;
•	Provide that any nomination or proposal not made in compliance with the requirements of the Exchange Act, including Rule 14a-19, will be disregarded; and
•	Incorporate technical, clarifying and conforming changes.

The amendments to the Bylaws were made to Article II, Sections 2, 3, 7 and 8 of the Bylaws. The description of the amendments to the Bylaws above is qualified in its entirety to the text of the Bylaws, as amended and restated through December 7, 2022, which are attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 3.1	Delta Air Lines, Inc. Bylaws, as amended and restated through December 7, 2022
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: December 9, 2022	Peter W. Carter Executive Vice President - External Affairs

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